DEED OF TRUST, SECURITY AGREEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS

                              THIS DEED OF TRUST, SECURITY AGREEMENT
                         AND ASSIGNMENT OF LEASES AND RENTS dated as of June 14, 1994 as amended and restated as of August 3, 1994, (this "Deed of Trust"), by
                         ECKERD CORPORATION, formerly known as Jack
                         Eckerd Corporation, a Delaware corporation, having an office at 8333 Bryan Dairy Road, Largo, Florida 34647 (the "Grantor"), to Kenneth F. Plifka (the "Trustee") for the benefit of CHEMICAL BANK, a New York banking corporation ("Chemical"), having an office at
                         270 Park Avenue, New York, New York 10017,
as
                         Collateral Agent for the Secured Parties (as defined herein) (in such capacity, together with its successors" substitutes and assigns,
                         the "Beneficiary").

                                WITNESSETH THAT:

                    A. The Grantor as the Borrower (such term and each other capitalized term used herein but not defined herein shall have the meaning given to such term in the Credit Agreement (as defined herein)), has entered into an amended and restated credit agreement dated as of the date hereof of the credit agreement dated as of June 14, 1993 (the "1993 Agreement"), (such amended and restated credit agreement, as amended or modified from time to time, the "Credit Agreement"), with the financial institutions party thereto, as lenders (the "Lenders"), Chemical and NationsBank of Florida, N.A., a national banking association
          ("NationsBank"), as managing agents and swingline lenders (in such latter capacity, each a "Swingline Lender") and Chemical, as administrative agent (in such capacity, the "Administrative Agent") and NationsBank as documentation Agent (in such capacity, the "Documentation Agent").

                    B.  Pursuant to the Credit Agreement (a) the
          Lenders and the Swingline Lenders, respectively, have agreed to extend credit in order to enable the Mortgagor to borrow
          (i) on a term basis, Term Loans in an aggregate principal amount not to exceed $500,000,000 and having a scheduled maturity date of July 29, 2000, (ii) on a revolving basis, Revolving Loans, at any time and from time to time prior to July 29, 2000, in an aggregate principal amount at any time outstanding not in excess of the difference between $350,000,000 and the sum of (A) the aggregate principal amount of the Swingline Loans outstanding at such time and
          (B) the LC/BA Exposure at such time and (iii) on a revolving basis, at any time and from time to time prior to July 29, 2000, Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $30,000,000 and (b) the Fronting Banks to issue Letters of Credit and originate Bankers' Acceptance in an aggregate face amount at any time outstanding not in excess of $155,000,000 and having a scheduled maturity date of July 29, 2000.
                    C.  On the Restatement Date, the Mortgagor will
          (a) use the proceeds of (i) all Term Borrowings and
          (ii) Revolving Credit Borrowings not in excess of $50,000,000 solely to continue or convert all term loans outstanding under the 1993 Credit Agreement and (b) use the proceeds of any additional Revolving Credit Borrowings solely to continue or convert all revolving loans outstanding under the 1993 Credit Agreement.

                    The proceeds of Revolving Credit Borrowings following the Restatement Date will be used for the general corporate purposes of the Mortgagor and the Subsidiaries. The proceeds of the Swingline Loans will also be used for the general corporate purposes of the Mortgagor and the Subsidiaries, Letters of Credit and Bankers' Acceptances will be used to support obligations of the Mortgagor and the
          Subsidiaries incurred in the ordinary course of business of the Mortgagor and the Subsidiaries.

                    D. The obligations of the Lenders to make Loans, of the Swingline Lenders to make Swingline Loans and of the Fronting Banks to issue Letters of Credit and to originate Bankers' Acceptances, are conditioned upon, among other things, the execution and delivery by the Grantor of this Deed of Trust, in the form hereof, to secure (a) the due
and
          punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans and the
Swingline
          Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any
Letter
          of Credit or Bankers' Acceptance, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary,
          direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower to the Secured Parties under the
          Credit Agreement, this Deed of Trust and the other Loan Documents, to which the Borrower is or is to be a party,
          (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement, this Deed of Trust and the other Loan Documents and (c) unless otherwise agreed upon in writing by the applicable Lender, all obligations of the Borrower, monetary or otherwise, under each Rate Protection Agreement entered into with any
Lender,
          whether pursuant to Section 6.11 of the Credit Agreement or otherwise (all the obligations referred to in this clause (c) and in the preceding clauses (a) and (b) being referred to, collectively, as the "Obligations").

                    E. Pursuant to the requirements of the Credit Agreement, the Grantor is entering into this Deed of Trust to grant to the Beneficiary a lien against and create a security interest in the Trust Property (as defined herein) to secure the performance and payment by the Grantor of the Obligations. The Credit Agreement also requires the granting by Grantor of mortgages (the "Other Mortgages") that create security interests in certain Mortgaged Properties other than the Trust Property to secure the performance by the Grantor of the Obligations.

                                Granting Clauses

                    NOW THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure the (a) due and punctual payment and performance of the Obligations by the Grantor, (b) the due and punctual payment by the Grantor of all taxes and insurance premiums relating to the Trust Property and
          (c) all disbursements made by Beneficiary for the payment of taxes, or insurance premiums, all fees, expenses or advances in connection with or relating to the Trust Property, and interest on such disbursements and other amounts not timely paid in accordance with the terms of the Credit Agreement, this Deed of Trust and the Loan Documents, Grantor hereby grants, bargains, sells, transfers, sets over, assigns and conveys as security, grants a security interest in, hypothecates, mortgages, pledges and sets over unto
Trustee,
          IN TRUST FOREVER, with power of sale, with mortgage covenants, all the following described property (the "Trust Property") whether now owned or held or hereafter acquired; provided, however, that the maximum amount secured by this Deed of Trust in the State of Texas upon recordation or upon
          any contingency which may be secured hereby at any time hereafter is $850,000,000;

                    (1) the fee estate in the land more particularly
               described on Exhibit A hereto (the "Land"), together with all rights appurtenant thereto, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, permits, hereditaments and appurtenances thereunto belonging or in anywise appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the "Premises");

                    (2) all buildings, improvements, structures,
               paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all legal fixtures of every kind and type affixed to all
or
               any portion of the Premises or attached to or forming part of all or any portion of any structures, buildings
               or improvements and replacements thereof now or hereafter erected or located upon the Land (the "Improvements");

                    (3) all apparatus, movable appliances, building
               materials, equipment, fittings, furnishings, furniture,
               machinery and other articles of tangible personal property of every kind and nature, and replacements thereof, now or at any time hereafter owned by the Grantor and placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Improvements or the Premises, including all of Grantor's books and records relating thereto and including all pumps, tanks, goods, machinery, tools, equipment, lifts (including fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring,
               water, loading, unloading, lighting, power, sanitation,
               waste removal, entertainment, communications, computers, recreational, window or structural, maintenance, truck or car repair and all other equipment of every kind), restaurant, bar and all other
               indoor or outdoor furniture (including tables, chairs, booths, serving stands, planters, desks, sofas, racks, shelves, lockers and cabinets), bar equipment, glasses,
               cutlery, uniforms, linens, memorabilia and other decorative items, furnishings, appliances, supplies, inventory, rugs, carpets and other floor coverings, draperies, drapery rods and brackets, awnings, venetian
               blinds, partitions, chandeliers and other lighting fixtures, freezers, refrigerators, walk-in coolers, signs (indoor and outdoor), computer systems, cash registers and inventory control systems, and all other apparatus, equipment, furniture, furnishings, and articles used in connection with the use or operation of the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned (the property referred to in this paragraph (3), including Grantor's interest as lessee under any lease of personal property to the extent such
               lease does not prohibit such grant, being hereinafter called the "Personal Property");

                    (4) all general intangibles now owned or hereafter
               acquired by the Grantor and relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of the Premises and Improvements, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural
               drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies,
               engineering reports and similar materials relating to any portion of or all of the Premises and
Improvements,
               and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable (the "Permits, Plans and Warranties");

                    (5) Grantor's interest in and rights under all
               leases or licenses (under which Grantor is landlord or licensor) and subleases (under which Grantor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction
or
               taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, "Leases"), and all agreements
or
               contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Grantor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("Rents");

                    (6) all of Grantor's right, title and interest in
               and to all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the
               Trust Property into cash or liquidated claims, including Proceeds of insurance maintained by the Grantor and condemnation awards, any awards which may become due by reason of the taking by eminent domain
or
               any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade
               of streets ("Proceeds"), together with any and all moneys now or hereafter on deposit for the payment of real estate taxes or assessments levied against the Trust Property, unearned premiums on policies of fire and other insurance maintained by the Grantor covering any interest in the Trust Property or required by the Credit Agreement; and

                    (7) all extensions, improvements, betterments,
               renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the
Premises,
               the Improvements, the Personal Property, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such
               acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Grantor, all of which shall become subject to the lien of this Deed of Trust as fully and completely, and with
               the same effect, as though now owned by the Grantor and
               specifically described herein.

                    TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby mortgaged or intended to be, unto Trustee, its successors and assigns for the uses and purposes herein set forth, for the benefit of the Beneficiary, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancellation as
          provided in Section 3.05. IN TRUST NEVERTHELESS, upon the terms and trust herein set forth for the benefit and security of the Beneficiary.

                                    ARTICLE I

              Representations, Warranties and Covenants of Grantor

                    Grantor agrees, covenants, represents and/or warrants as follows:

                    SECTION 1.01. Title. (a) Grantor has good and marketable title to a fee estate in the Land and Improvements subject to no lien, charge or encumbrance except for, and this Deed of Trust is and will remain a valid and enforceable first and prior lien on the Premises, Improvements and the Rents subject only to, in each case, Liens permitted by Section 7.02 of the Credit Agreement and the exceptions and encumbrances referred to in Schedule A annexed hereto.

                    (b) Grantor has good and marketable title to all the Personal Property subject to no lien, charge or encumbrance other than this Deed of Trust and those allowed under Section 7.02 of the Credit Agreement. The Personal Property is not and will not become the subject matter of any lease or other arrangement that is not allowed under
          Section 7.02 of the Credit Agreement, whereby the ownership of any Personal Property will be held by any person or entity other than Grantor; except as expressly permitted by
          Section 7.05 of the Credit Agreement, none of the Personal Property will be removed from the Premises or the Improvements unless the same is no longer needed for the continued operation of the Premises and the Improvements as currently operated (or as then operated, to the extent that any change from the current manner of operation was permitted by the Credit Agreement) or is replaced by other Personal Property of substantially equal or greater utility and value; and, except as expressly permitted by
          Section 7.05 of the Credit Agreement, Grantor will not create or cause to be created (other than those allowed under Section 7.02 of the Credit Agreement) any security interest covering any of the Personal Property that Grantor owns other than the security interest in the Personal Property created in favor of Beneficiary by this Deed of Trust or any other agreement collateral hereto.

                    (c)  All easement agreements, covenant or
          restrictive agreements, supplemental agreements and any other instruments hereinabove referred to and mortgaged hereby are and will remain valid, subsisting and in full force and effect, unless the failure to remain valid, subsisting and in full force and effect, individually or in the aggregate, would not have a material adverse effect on the Trust Property, and Grantor is not in default thereunder
          and has fully performed the material terms thereof required to be performed through the date hereof, and has no knowledge of any default thereunder or failure to fully perform the terms thereof by any other party, nor of the occurrence of any event which after notice or the passage of
          time or both will constitute a default thereunder, unless the default thereunder by Grantor or by any other party, individually or in the aggregate, would not have a material adverse effect on the Trust Property.

                    (d) Grantor has good and lawful right and full power and authority to mortgage or grant a security interest
          in the Trust Property. Grantor will forever warrant and defend its title to the Trust Property, the rights of Beneficiary therein under this Deed of Trust and the validity and priority of the lien of this Deed of Trust thereon against the claims of all persons and parties except
          those having rights under Permitted Encumbrances to the extent of those rights and those having rights under any exception or matter permitted by Section 7.02 of the Credit Agreement.

                    (e) This Deed of Trust, when duly recorded in the
          appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid, perfected and enforceable lien upon and security interest in all the Trust Property and there will be no defenses or offsets to this Deed of Trust or to any of the Obligations secured hereby, (i) except as the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) subject to general principles of equity.

                    SECTION 1.02.  Credit Agreement; Certain Amounts.


          (a) This Deed of Trust is given pursuant to the Credit Agreement. Each and every term and provision of the Credit Agreement, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Deed of Trust.

                    (b)  If any remedy or right of Trustee or
          Beneficiary pursuant hereto is acted upon by Trustee or Beneficiary or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which Trustee or Beneficiary is made a party and is obliged to defend or uphold or enforce this Deed of Trust or the rights of Trustee or Beneficiary hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Trust Property, Grantor will pay all sums, including reasonable attorneys' fees and disbursements, incurred by Trustee or Beneficiary related to
          the exercise of any remedy or right of Trustee or Beneficiary pursuant hereto or for the expense of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the Default Rate, and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the Trust Property prior to
          any right, title to, interest in or claim upon the Trust Property attaching or accruing subsequent to the recording of this Deed of Trust and shall be secured by this Deed of Trust to the extent permitted by law.

                    (c) Any payment of amounts due under this Deed of
          Trust not made on or before the due date for such payments shall accrue interest daily without notice from the due date
          until paid at the Default Rate, and such interest at the Default Rate shall be immediately due upon demand by
Trustee
          or Beneficiary.

                    SECTION 1.03.  Payment of Taxes, Liens and
          Charges. (a) Except as may be permitted by Section 6.03 of the Credit Agreement, Grantor will pay and discharge from time to time when the same shall become due and payable,
and
          before any interest or penalty accrues thereon or attaches thereto, all taxes of every kind and nature, all general
and
          special assessments, levies, permits, inspection and license fees, all water and sewer rents, all vault charges, and all other public charges, and all service charges, common area charges, private maintenance charges, utility charges and all other private charges, whether of a like or different nature, imposed upon or assessed against the Trust Property or any part thereof or upon the Rents from the Trust Property or arising in respect of the occupancy, use or possession thereof. At Beneficiary's option, Beneficiary may require Grantor to contract with a tax service firm to provide to Beneficiary on or about the same times each year,
          receipts evidencing the payment of all such taxes, assessments, levies, fees and other public charges imposed upon or assessed against the Trust Property or may provide such information to Beneficiary from internal sources.

                    (b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule
or
          regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Deed of Trust or debts secured by mortgages (other than
          laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and
          (ii) imposing a tax to be paid by Beneficiary, either directly or indirectly, on this Deed of Trust, the Notes or any of the Loan Documents or to require an amount of taxes to be withheld or deducted therefrom, Grantor will promptly notify Beneficiary of such event. In such event Grantor shall (i) agree to enter into such further instruments, including but not limited to new notes to be issued in exchange for the Notes theretofore issued, as may be reasonably necessary or desirable to obligate Grantor to make any applicable additional payments, and (ii) Grantor shall make such additional payments under the Notes. If Grantor is not permitted by law to do that which is required
          by the preceding sentence, Grantor shall be required to do so to the extent there are unencumbered assets of Grantor to
          substitute collateral for the Trust Property which is of equivalent value upon notice from Beneficiary promptly after
          such determination is reached.

                    (c) At any time that an Event of Default shall occur hereunder, or if required by any law applicable to Grantor or to Beneficiary, Beneficiary shall have the right to direct Grantor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of
          the Trust Property in advance and thereafter semi-annually, each such deposit to be equal to one-half of any such annual
          charges reasonably estimated by Beneficiary in order to accumulate with Beneficiary sufficient funds to pay such taxes, assessments, insurance premiums and charges.

                    SECTION 1.04. Payment of Closing Costs. Grantor shall pay all reasonable costs in connection with, relating to or arising out of the preparation, execution and recording of this Deed of Trust, including title company premiums and charges for a customary loan policy with such endorsements as may be reasonably requested by Beneficiary, inspection costs, survey costs, recording fees and taxes, attorneys', engineers', appraisers' and consultants' fees and disbursements and all other similar expenses of every kind.

                    SECTION 1.05.  Alterations and Waste; Plans.
          (a) No Improvements will be materially altered or demolished or removed in whole or in part by Grantor except as provided by Section 1.05(c) hereof. Grantor will not commit any waste on the Trust Property or make any alteration to, or change in the use of, the Trust Property which will diminish the fair market value thereof or materially increase any ordinary fire or other hazard arising out of construction or operation, but in no event shall any such alteration or change be contrary to the terms
          of any insurance policy required to be kept pursuant to
          Section 1.06. Grantor will maintain and operate, the Improvements and Personal Property in good repair, working order and condition, reasonable wear and tear excepted.

                    (b) Grantor shall maintain a complete set of final plans, specifications, blueprints and drawings for the
          Trust Property currently in possession of Grantor either at the Trust Property or in a particular office at the headquarters of Grantor to which Beneficiary shall have access upon reasonable advance notice.

                    (c) Grantor shall in connection with any lease or
          sublease permitted by Section 7.05(j) of the Credit
          Agreement have the right to alter the Trust Property for purposes of performing reasonable improvements in connection
          with such lease or sublease.

                    SECTION 1.06. Insurance. Grantor will (a) Keep the Trust Property (including Improvements and Personal Property (each as defined in the Deed of Trust)) insured at all times by financially sound and reputable insurers against loss by fire, casualty and such other hazards as may
          be afforded by an "all risk" policy or a fire policy covering "special" causes of loss, including building ordinance law endorsements; cause all such policies to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Collateral Agent, which endorsement shall provide that, from and after the Restatement Date, the insurance carrier subject to the provisions of Sections 1.07 and 1.08 hereof, shall pay all proceeds otherwise payable to the Grantor under such policies directly to the Collateral Agent; cause all such policies to provide that neither the Grantor, the
Collateral
          Agent nor any other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any
          deduction for depreciation, and such other provisions as the
          Collateral Agent may reasonably require from time to time to protect its interest; provided, however, that if additional coverage is required, Grantor will obtain such coverage only
          if such coverage is (i) customarily maintained by others in the same or similar business in the geographic region of the
          Trust Property, and (ii) available at commercially reasonable rates (if available to Grantor); deliver, original or certified copies of all such policies to the Collateral Agent confirming that the terms of such policy are in compliance with the provisions of this Section 1.06 hereof; cause each such policy to provide that it shall not be canceled, modified or not renewed for any reason upon not
          less than 30 days' prior written notice thereof by insurer to the Collateral Agent; deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any
          such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent), together with evidence reasonably satisfactory to the Collateral Agent of timely payment of the premium therefor promptly after making such payment;
                    (b)  If at any time the area in which the
Premises
          (as defined in the Deed of Trust) are located is designated a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, obtain
          flood insurance in such total amount as the Collateral
Agent
          may from time to time reasonably require, and otherwise comply with the National Flood Insurance Program as set forth in said Flood Disaster Protection Act of 1973, as it may be amended from time to time.

                    (c) With respect to any Trust Property, carry and
          maintain comprehensive general liability insurance including the "broad form endorsement" and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than $5,000,000, naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.

                    (d)  Notify the Collateral Agent immediately
          whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 1.06 is taken out by the Grantor; and promptly deliver to the Collateral Agent a duplicate original copy of such policy or policies.

                    SECTION 1.07. Casualty; Restoration of Casualty Damage. Notwithstanding any other provisions of this Deed of Trust or the other Loan Documents, the Collateral Agent is authorized, at its option, to collect and receive, all insurance Proceeds, damages, claims and rights of action
and
          the right thereto under any insurance policies with respect to a casualty relating to any portion of the Trust
Property;
          provided, however, that if the Collateral Agent shall determine, in its sole and reasonable discretion, that
          (a) no Prepayment Event has occurred and (b) if no Event of Default has occurred, then in such event, the Collateral Agent shall direct the insurance carrier to pay such proceeds directly to the Grantor. Grantor agrees to notify the Collateral Agent, in writing, in reasonable detail of any casualty to the Trust Property, promptly after the Grantor obtains notice of any casualty to all or any portion
          of the Trust Property.

                    SECTION 1.08.  Condemnation/Eminent Domain.
          Grantor will notify the Collateral Agent immediately upon obtaining notice of the institution, or the proposed, contemplated or threatened institution, of any action or proceeding for the taking of the Trust Property, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding,
          or in any other manner (a "Condemnation"). The Collateral Agent is authorized, at its option, to collect and receive, all Proceeds of any such Condemnation; provided, however, that if the Collateral Agent shall determine, in its sole and reasonable discretion, that (a) no Prepayment Event has occurred and (b) if no Event of Default has occurred, then in such event, the Collateral Agent shall direct the governmental authority to pay such proceeds directly to the Grantor.

                    SECTION 1.09.  Assignment of Leases and Rents.
          (a) Grantor hereby irrevocably and absolutely grants, transfers and assigns all of its right title and interest in
          all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Grantor of the Obligations. Grantor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any other Lease or their respective Rents to anyone other than Beneficiary.

                    (b)  (i) Without Beneficiary's prior written
          consent, Grantor will not (A) modify, amend, terminate or consent to the cancellation or surrender of any lease if such modification, amendment, termination or consent would, in the reasonable judgment of the Beneficiary, be adverse in
          any material respect to the Lenders, the value of the Trust Property or the lien created by this Deed of Trust or
          (B) consent to an assignment of a tenant's interest in any Lease or to a subletting thereof covering a material portion
          of the Trust Property unless such assignment or sublease conforms with Section 7.05 of the Credit Agreement.
                                            (ii)  If requested by
Grantor,
Beneficiary shall
          execute and deliver to Grantor's tenant a non-disturbance attornment and recognition agreement in form and substance satisfactory to Beneficiary.

                    (c) Subject to paragraph 1.09(d) below, Grantor has assigned and transferred to Beneficiary all of
Grantor's
          right, title and interest in and to the Rents now or hereafter arising from Leases heretofore or hereafter made or agreed to by Grantor, it being intended that this assignment establish, subject to paragraph 1.09(d) below, an
          absolute transfer and assignment of all Rents and all Leases to Beneficiary and not merely to grant a security interest therein. Subject to paragraph 1.09(d) below, Beneficiary may in Grantor's name and stead (with or without first taking possession of any of the Trust Property personally
or
          by receiver as provided herein) operate the Trust Property and rent, lease or let all or any portion of any of the Trust Property to any party or parties at such rental and upon such terms as Beneficiary shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

                    (d) Until an Event of Default occurs or after an Event of Default has occurred but is no longer continuing, Beneficiary will not exercise any of its rights under paragraph 1.09(c) above, and Grantor shall receive and collect the Rents accruing under any Lease; but after the happening of any Event of Default (but only while such
Event
          of Default continues), Beneficiary may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Upon the happening of an Event of Default, Grantor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Beneficiary to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to Beneficiary without any obligation or right to inquire as to
          whether an Event of Default actually exists and even if some notice to the contrary is received from the Grantor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Beneficiary. Each tenant or any of such tenant's successors
          in interest from whom Beneficiary or any officer, agent, attorney or employee of Beneficiary shall have collected any
          Rents, shall be authorized to pay Rents to Grantor only after such tenant or any of such tenant's successors in interest shall have received written notice from
Beneficiary
          that the Event of Default is no longer continuing, which notice Beneficiary shall be obligated to give if
Beneficiary
          determines in its reasonable discretion that such Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Beneficiary to such tenant or any of such tenant's successors in interest.

                    (e) Beneficiary will not become a mortgagee in possession so long as it does not enter or take actual possession of the Trust Property. In addition, Beneficiary shall not be responsible or liable for performing any of the
          obligations of the landlord under any Lease, for any waste by any tenants, or others, for any dangerous or defective conditions of any of the Trust Property, for negligence in the management, upkeep, repair or control of any of the Trust Property or any other act or omission by any other person.
                    (f) Grantor shall furnish to Beneficiary, within 30 days after a request by Beneficiary to do so, a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals or license fees payable thereunder.

                    SECTION 1.10.  Restrictions on Transfers and
          Encumbrances. Except as permitted hereby or by the Credit Agreement, Grantor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charges or any form of encumbrance upon any interest in or any part of the Trust Property, or be divested of its title to the
Trust
          Property or any interest therein in any manner or way,, whether voluntarily or involuntarily (other than resulting from a taking), or engage in any common, cooperative, joint,
          time-sharing or other congregate ownership of all or part thereof; provided, however, that Grantor may in the ordinary
          course of business within reasonable commercial standards, enter into easement or covenant agreements which relate to and/or benefit the operation of the Trust Property or which do not materially or adversely affect the use and operation of the same (except for customary utility easements which service the Trust Property).

                    SECTION 1.11. Security Agreement. This Deed of Trust is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute
          and serve as a "Security Agreement" within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located. Grantor has hereby granted unto Beneficiary a security interest in and to all the Trust Property described in this Deed of Trust that is not real property, and simultaneously with the recording of this
Deed
          of Trust, Grantor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security interest granted by this Deed of Trust in all the Trust Property that is not real property. Grantor hereby appoints
          Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing
          requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Beneficiary shall have all rights with respect to the part of the Trust Property that is the subject of a security interest afforded by the uniform commercial code as adopted in the state wherein the Premises are located in addition to, but not in limitation of, the other rights afforded Trustee and Beneficiary hereunder.

                    SECTION 1.12.  Filing and Recording.  Grantor
will
          cause this Deed of Trust, any other security instrument creating a security interest in or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the security interest of Trustee and Beneficiary in, the Trust Property.

          Grantor will pay all filing, registration or recording fees, and all expenses incidental to the execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to
          the Personal Property, and any instrument of further assurance and all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery and recording of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Personal Property
or
          any instrument of further assurance.

                    SECTION 1.13.  Further Assurances.  Upon demand
by
          Beneficiary, Grantor will, at the cost of Grantor and without expense to Beneficiary, do, execute, acknowledge
and
          deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers
and
          assurances as Beneficiary shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter
          become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust, and on demand, Grantor will also execute and deliver and hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent for Grantor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may
          lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Beneficiary to evidence more effectively the lien hereof upon the Personal Property and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

                    SECTION 1.14. Additions to Trust Property. All right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes
          and replacements of, and all additions and appurtenances to, the Trust Property hereafter acquired by or released to Grantor or constructed, assembled or placed by Grantor upon the Premises or the Improvements, and all conversions of the
          security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement
or
          conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Grantor, shall become subject to the lien and security interest of this Deed of Trust as fully and completely and with the same effect as though now owned by Grantor and specifically described in the grant of the
Trust
          Property above, but at any and all times Grantor will execute and deliver to Beneficiary any and all such further assurances, mortgages, conveyances or assignments thereof as
          Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Deed of Trust.

                    SECTION 1.15.  No Claims Against Trustee or
          Beneficiary. Nothing contained in this Deed of Trust shall constitute any consent or request by Trustee or
Beneficiary,
          express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof, nor as giving Grantor any right, power or authority
          to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Trustee or Beneficiary in respect thereof.

                                   ARTICLE II
                              Defaults and Remedies

                    SECTION 2.01. Events of Default. It shall be an Event of Default under this Deed of Trust if any Event of Default (as therein defined) shall exist pursuant to (a)
the
          Credit Agreement or (b) any other Mortgage.
Notwithstanding
          the provisions of Article VIII, Section (e) of the Credit Agreement, if Grantor shall default in the observance or performance of any covenant, condition or agreement expressly set forth in this Deed of Trust and the subject matter of any such covenant, condition or agreement is not otherwise set forth in the Credit Agreement or any other Loan Document, and Grantor's default in its observance or performance of such covenant, condition or agreement (a) is not susceptible of cure by the payment of money or (b)
could
          not, if left uncured, have a material adverse effect on the Trust Property, then in such case an Event of Default shall not occur until such default shall continue unremedied for
a
          period of 30 days after written notice thereof from Beneficiary; provided, however, that in the case of any such
          default described in clauses (a) or (b) above, which cannot with the exercise by the Grantor of due diligence be cured within such 30-day period, the period within which such default may be cured may be extended for up to an additional
          90 days, so long as Grantor shall have promptly commenced to cure the same during its initial 30-day cure period and thereafter continuously prosecutes the curing thereof with diligence.

                    SECTION 2.02.  Demand for Payment.  If an Event
of
          Default as set forth herein shall occur and be continuing, then, upon written demand of Beneficiary, Grantor will pay to Beneficiary upon demand all amounts due hereunder and such further amounts as shall be incurred to cover the costs
          and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Trustee or Beneficiary. In case Grantor shall fail forthwith to pay such amounts or any amounts due under any other Section of this Deed of Trust upon Beneficiary's demand, Trustee or Beneficiary shall be entitled and empowered to institute an action or proceedings at law or in equity as advised by counsel for the collection of the sums so due and unpaid, to
          prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Grantor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

                    SECTION 2.03. Rights to Take Possession, Operate and Apply Revenues. (a) If an Event of Default shall occur
          and be continuing, Grantor shall, upon demand of Beneficiary, forthwith surrender to Beneficiary actual possession of the Trust Property and, if and to the extent permitted by law, Beneficiary itself, or by such officers
or
          agents as it may appoint, may then enter and take possession of all the Trust Property without the appointment of a receiver or an application therefor, exclude Grantor and its
          agents and employees wholly therefrom, and have access
(with
          Grantor) to the books, papers and accounts of Grantor.

                    (b)  If Grantor shall for any reason fail to
          surrender or deliver the Trust Property or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Trust Property to Beneficiary, to the entry of which judgment or decree Grantor hereby specifically consents. Grantor will pay to Beneficiary, upon demand, all expenses of obtaining such judgment or decree, including compensation to Beneficiary's attorneys and agents with interest thereon at the Default Rate; and all such expenses and compensation shall, until paid, be secured by this Deed of Trust.

                    (c)  Upon every such entry or taking of
          possession, Beneficiary may hold, store, use, operate, manage and control the Trust Property, conduct the business thereof and, from time to time, (i) make all necessary, proper and reasonable maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property,
          (iii) insure or keep the Trust Property insured, (iv) manage and operate the Trust Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in
          its own name or otherwise with respect to the same, or
          (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Beneficiary, all as may from time to time be directed or determined by Beneficiary to be in its best interest and Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Beneficiary may collect and receive all the Rents, issues, profits and revenues from the Trust Property, including those past due as well as those accruing
          thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Trust Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions,
          (iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Beneficiary may at its option pay, (v) other proper charges upon the Trust Property or any
          part thereof and (vi) the reasonable compensation, expenses and disbursements of the attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the moneys and proceeds so received first to the payment of the Beneficiary for the payment in full of Indebtedness and satisfaction of the Obligations, and second, if there is any
          surplus, to Grantor, subject to the entitlement of others thereto under applicable law.

                    (d)  Whenever, before any sale of the Trust
          Property under Section 2.06 hereof, all Obligations which are then due shall have been paid and all Events of Default fully cured, Beneficiary will surrender possession of the Trust Property back to Grantor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

                    SECTION 2.04. Right to Cure Grantor's Failure to Perform. Prior to the occurrence of an Event of Default upon five business days' written notice to Grantor (except in the case of an emergency), or after the occurrence of an Event of Default at any time and without notice, should Grantor fail in the payment, performance or observance of any term, covenant or condition required by this Deed of Trust or the Credit Agreement (with respect to the Trust Property), Beneficiary may pay, perform or observe the same,
          and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Rate. Beneficiary shall make reasonable judgment as to the necessity for any such actions and of the amounts to be paid. Subject to the notice provisions of the first sentence of this paragraph 2.04, Beneficiary is hereby empowered to enter and to authorize others to enter upon the
          Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Grantor, to any person in possession holding under Grantor or to any other person.

                    SECTION 2.05. Right to a Receiver. If an Event of Default shall occur and be continuing, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the Trust Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Trust Property is located. Grantor will pay to Beneficiary upon demand all reasonable amounts of expenses, including receiver's fees, attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Deed of
Trust
          and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Rate.
                    SECTION 2.06. Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, Beneficiary may elect to sell the Trust Property or any part of the Trust Property by exercise of the power of foreclosure or of
          sale granted to Beneficiary by applicable law or this Deed of Trust. In such case, Trustee or Beneficiary may commence
          a civil action to foreclose this Deed of Trust, or it may proceed and sell the Trust Property to satisfy any Obligation. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property, may
          sell all or such parts of the Trust Property as may be chosen by Beneficiary at the time and place of sale fixed by
          it in a notice of sale, either as a whole or in separate lots, parcels or items as Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property may postpone any foreclosure or other sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Trustee or Beneficiary or an officer appointed to sell the Trust Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Grantor or Beneficiary or any designee or affiliate thereof, may purchase at such sale.

                    (b) The Trust Property may be sold subject to unpaid taxes and Permitted Encumbrances, and after deducting
          all costs, fees and expenses of Beneficiary, including
costs
          of evidence of title in connection with the sale, Trustee
or
          Beneficiary or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section
2.08
          hereof.

                    (c) Any foreclosure or other sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of
          foreclosure provided for herein; and subsequent sales may be made hereunder until the obligations have been satisfied, or the entirety of the Trust Property has been sold.

                    (d) Grantor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the Trust Property, (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement
or
          the collection of amounts due under any of the Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Beneficiary, (iii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now
          or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, or sale of the Trust Property as separate tracts, units or estates or as
a
          single parcel in the event of foreclosure, and (iv) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Obligations and marshalling in the event of foreclosure of this Deed of Trust.

                    (e) If an Event of Default shall occur and be continuing, Beneficiary may instead of, or in addition to, exercising the rights described in paragraph 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy
          (i) to specifically enforce payment of some or all of the terms of the Loan Documents or the performance of any term, covenant, condition or agreement of this Deed of Trust or any other right, or (ii) to pursue any other remedy available to it, all as Beneficiary shall determine most effectual for such purposes.

                    SECTION 2.07. Other Remedies. (a) In case an Event of Default shall occur and be continuing, Beneficiary may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the uniform commercial code of the State wherein the Premises are located, including, to the extent not prohibited by applicable law, the following:

                    (i) Either personally or by means of a court-appointed receiver, to take possession of all or any of
               the Personal Property and exclude therefrom Grantor and
               all others claiming under Grantor, and thereafter to hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Grantor with respect to the Personal Property or any part thereof.
                                            (ii)  To make such
payments and do
such acts as
               Beneficiary may deem necessary to protect its security interest in the Personal Property, including paying, purchasing, contesting or compromising any encumbrance,
               charge or lien which is prior or superior to the security interest granted hereunder, and, in exercising
               any such powers or authority, paying all expenses incurred in connection therewith.
                                           (iii)  To assemble the
Personal
Property or any
               portion thereof at a place designated by Beneficiary and reasonably convenient to both parties, to demand prompt delivery of the Personal Property to
Beneficiary
               or an agent or representative designated by it, and to enter upon any or all of the Premises or Improvements to exercise Beneficiary's rights hereunder.
                                            (iv)  To sell or
otherwise dispose
of or purchase
               the Personal Property at public sale, with or without having the Personal Property at the place of sale, upon
               such terms and in such manner as Beneficiary may determine, after Beneficiary shall have given Grantor at least ten days' prior written notice of the time
and
               place of any public sale or other intended disposition of the Personal Property by mailing a copy to Grantor at the address set forth in Section 3.02.
                    (b)  In connection with a sale of the Trust
          Property or any Personal Property and the application of the proceeds of sale as provided in Section 2.08 of this Deed of
          Trust, Beneficiary shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Deed of Trust, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

                    SECTION 2.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any of the Trust Property, Beneficiary shall receive the proceeds of sale, no purchaser shall be required to see to the application of the proceeds and Beneficiary shall apply the proceeds of the sale together with any Rents that may have been collected and any other sums which then may be held by Beneficiary under this Deed of Trust as follows:

                    First:  to the payment of the costs and expenses
               of such sale, including compensation to Beneficiary's attorneys and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust, together with interest at the Default Rate on all advances made by Beneficiary, including all taxes or assessments
(except
               any taxes, assessments or other charges subject to which the Trust Property shall have been sold) and the cost of removing any Permitted Encumbrance (except any Permitted Encumbrance subject to which the Trust Property was sold);

                    Second:  to the payment in full of the
Obligations
               owed to the Lenders, the Swingline Lenders and the Fronting Banks in respect of the Loans and the Swingline Loans made by them and outstanding and the amounts owing in respect of any LC Disbursement or BA Disbursement or under any Rate Protection Agreement entered into with any Lender pursuant to Section 6.11 of the Credit Agreement, pro rata as among the
Lenders,
               the Swingline Lenders and the Fronting Banks in accordance with the amount of such Obligations owed to them;

                    Third:  to the payment and discharge in full of
               the Obligations (other than those referred to above) pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

                    Fourth:  to the Grantor, its successors or
               assigns, or as a court of competent jurisdiction may otherwise direct.

          The Beneficiary shall promptly make application of any such proceeds, moneys or balances in accordance with this Deed of
          Trust. Upon any sale of the Trust Property by Trustee or Beneficiary (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of Trustee or Beneficiary or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Trust Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Trustee or Beneficiary or such officer or be answerable in any way for the misapplication thereof.

                    SECTION 2.09.  Grantor as Tenant Holding Over.
If
          Grantor remains in possession of any of the Trust Property after any foreclosure sale by Beneficiary, at Beneficiary's election Grantor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants
          holding over.

                    SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. (a) Grantor will not object to any sale of the Trust Property in its entirety pursuant to Section 2.06, and for itself and all who may claim under it, Grantor waives, to the extent that it lawfully may, all right to have the Trust Property marshalled or to have the Trust Property sold as separate estates, parcels, tracts or units in the event of any foreclosure of this Deed of Trust.

                    (b) To the full extent permitted by the law of the state wherein the Trust Property is located or other applicable law, neither Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead-exemption or redemption laws now or hereafter in force in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, the absolute sale of the Trust Property or the final and absolute putting of the purchasers into possession thereof immediately after any sale; and Grantor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent
          that it may lawfully do so, the benefit of all such laws and any and all right to have the assets covered by the security interest created hereby marshalled upon any foreclosure of this Deed of Trust.

                    SECTION 2.11. Discontinuance of Proceedings. In case Trustee or Beneficiary shall proceed to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Trustee or Beneficiary, then and in every such case Grantor, Trustee and Beneficiary shall be restored to their former positions and rights hereunder,
and
          all rights, powers and remedies of Trustee and Beneficiary shall continue as if no such proceeding had been taken.

                    SECTION 2.12.  Suits to Protect the Trust
          Property.  Trustee and/or Beneficiary shall have power
          (a) to institute and maintain suits and proceedings to prevent any impairment of the Trust Property by any acts which may be unlawful or in violation of this Deed of
Trust,
          (b) to preserve or protect its interest in the Trust Property and in the Rents arising therefrom and (c) at its sole cost and expense, to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Trustee or Beneficiary hereunder provided there is no adverse impact on Grantor
and
          its interest in the Trust Property.

                    SECTION 2.13.  Filing Proofs of Claim.  In case
of
          any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor, Beneficiary shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the obligations secured by this Deed of Trust at the date of the institution of such proceedings
and
          for any interest accrued, late charges and additional interest or other amounts due or which may become due and payable hereunder after such date.

                    SECTION 2.14.  Possession by Beneficiary.
          Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, any of its property or the Trust Property, Beneficiary shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Trust Property now or hereafter granted under this Deed of Trust to Beneficiary in accordance with the terms hereof and applicable law.

                    SECTION 2.15. Waiver. (a) No delay or failure by Trustee or Beneficiary to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Deed of Trust to Trustee or
Beneficiary
          may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary. No consent or waiver by Beneficiary to or of any breach or default by Grantor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other obligations by Grantor hereunder. No failure on the part of Beneficiary to complain of any act
or
          failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Grantor.

                    (b)  Even if Beneficiary (i) grants some
          forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security
          for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Loan Documents, (iv) releases a part of the Trust Property from this Deed of Trust, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Loan Documents, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Beneficiary's lien on the Trust Property hereunder; no such act or omission shall preclude Beneficiary from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise provided in an instrument executed by Trustee and Beneficiary, shall this Deed of Trust be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Trust Property, Beneficiary is hereby authorized and empowered to deal with any vendee or transferee with reference to the Trust Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.
                    SECTION 2.16. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Trustee or Beneficiary by this Deed of Trust is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                                   ARTICLE III

                                  Miscellaneous

                    SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal
or
          unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Deed of Trust, and this Deed of Trust shall be construed as if such invalid, illegal
          or unenforceable provision had never been contained herein or therein.

                    SECTION 3.02.  Notices.   All notices to be sent
          and all documents to be delivered hereunder shall be in writing, shall be delivered by hand or overnight courier service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party and shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service
or
          sent by telex, telecopy or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in
          each case delivered, sent or mailed (properly addressed) to such party as provided in Section 10.01 of the Credit Agreement or in accordance with the latest unrevoked direction from such party given in accordance with said
          Section 10.01, except that all notices to the Trustee shall be delivered, sent or mailed (properly addressed) to the Trustee at Stutzman & Bromberg, 2323 Bryan, Dallas, Texas 75201.

                    SECTION 3.03.  Successors and Assigns.  All of
the
          grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Grantor and the successors and assigns of Beneficiary.

                    SECTION 3.04. Counterparts. This Deed of Trust may be executed in any number of counterparts and all such counterparts shall together constitute but one and the same mortgage.

                    SECTION 3.05. Satisfaction and Cancellation.
          (a) The conveyance to Beneficiary of the Trust Property as security, created and consummated by this Deed of Trust, shall be null and void when all the Obligations have been indefeasibly paid in full in accordance with the terms of the Loan Documents and the Lenders and the Swingline
Lenders
          have no further commitment to lend under the Credit Agreement, no Letters of Credit or Bankers' Acceptances are outstanding and the Fronting Banks have no further obligation to issue Letters of Credit or to originate Bankers' Acceptances under the Credit Agreement.

                    (b)  The lien of this conveyance shall be
released
          from the Trust Property pursuant to and in accordance with the operative provisions of Section 7.05 of the Credit
          Agreement.

                    (c)  In connection with any termination or
release
          pursuant to paragraph (a) or (b), to the extent applicable, the Mortgage shall be marked "satisfied" by the Beneficiary and/or Trustee, and this Deed of Trust may be canceled of record at the request and at the expense of the Grantor. Beneficiary and Trustee shall execute any documents reasonably requested by Grantor to accomplish the foregoing or to accomplish any release contemplated by paragraph (a) or (b) and Grantor will pay all costs and expenses, including attorneys' fees and disbursements, incurred by Beneficiary in connection with the preparation and execution
          of such documents.

                    SECTION 3.06. Definitions. As used in this Deed of Trust, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c)
"lien"
          shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust"; (d) "obligation" shall mean "obligation, duty, covenant and/or condition"; and (e) "any of the Trust Property" shall mean "the Trust Property or any
          part thereof or interest therein". Any act which Trustee or
          Beneficiary is permitted to perform hereunder may be performed at any time and from time to time by Trustee or Beneficiary or any person or entity designated by Trustee
or
          Beneficiary. Any act which is prohibited to Grantor hereunder is also prohibited to all lessees of any of the Trust Property. Each appointment of Trustee or Beneficiary as attorney-in-fact for Grantor under the Deed of Trust is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Beneficiary has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.
                    SECTION 3.07.  Multisite Real Estate Transaction.

          Grantor acknowledges that this Deed of Trust is one of a number of Other Mortgages and Security Documents which secure the Obligations. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Trustee or Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Trustee
or
          Beneficiary of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Trustee or Beneficiary to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification
or
          disposition of any of the Obligations secured or of any of the collateral security therefor, including the Other Mortgages and other Security Documents or of any guarantee thereof, and Trustee or Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other
          remedy available to it under any or all of the Other Mortgages and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Trustee's or Beneficiary's rights and remedies under any or all of the Other Mortgages and other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Deed of Trust and any exercise of the rights or remedies of Trustee or Beneficiary hereunder shall not impair the lien of any of
          the Other Mortgages and other Security Documents or any of Trustee's or Beneficiary's rights and remedies thereunder. The undersigned specifically consents and agrees that Trustee or Beneficiary may exercise its rights and remedies hereunder and under the Other Mortgages and other Security Documents separately or concurrently and in any order that it may deem appropriate and the undersigned waives any rights of subrogation.

                                   ARTICLE IV

                              Particular Provisions

                    This Deed of Trust is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

                    SECTION 4.01. Applicable Law; Certain Particular Provisions. This Deed of Trust shall be governed by and construed in accordance with the internal law of the State of New York; provided, however, that the provisions of this Deed of Trust relating to the creation, perfection and enforcement of the lien and security interest created by this Deed of Trust in respect of the Trust Property and the exercise of each remedy provided hereby, including the power
          of foreclosure or power of sale procedures set forth in this
          Deed of Trust, shall be governed by and construed in accordance with the internal law of the state where the Trust Property is located, and Grantor and Beneficiary will submit to jurisdiction and the laying of venue for any suit on this Deed of Trust in such state. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Deed of Trust and the terms and provisions set forth in Appendix A, the terms and provisions set forth in Appendix A shall govern and control.

                    SECTION 4.02.  Trustee's Powers and Liabilities.

          (a) Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or wilful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof. All authorities, powers and discretions given in this Deed of Trust to Trustee and/or Beneficiary may be exercised by either, without the other, with the same effect as if exercised jointly.

                    (b)  Trustee may resign at any time upon giving
30
          days' notice in writing to Grantor and to Beneficiary.

                    (c) Beneficiary may remove Trustee at any time or
          from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, inability to act or absence of Trustee from the state in which the premises are located, or in its sole discretion for any reason whatsoever, Beneficiary may, upon notice to the Grantor and without specifying the reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of the former Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Beneficiary. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Land is located. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form
          by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence
          of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

                    (d) Trustee shall not be required to see that this Deed of Trust is recorded, nor be liable for its validity or its priority as a first deed of trust, or otherwise, nor shall Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon Grantor or Beneficiary by this Deed of Trust or any other agreement. Trustee, as well as Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the
Beneficiary
          hereunder, and to the extent permitted by law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigations, shall be paid out of the proceeds of the sale of the Trust Property conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the extent permitted by law by all remedies at law or in equity.

                    (e) At any time, or from time to time, without liability therefor and with 10 days' prior written notice to
          Grantor, upon written request of Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Trust Property, Trustee may (i) reconvey any part of the Trust Property, (ii) consent in writing to the making of any map or plat thereof, so long as Grantor has consented thereto, (iii) join in granting any easement thereon, so long as Grantor has consented thereto, or
          (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

                    IN WITNESS WHEREOF, this Deed of Trust has been duly authorized and has been executed and delivered to Trustee and Beneficiary by Grantor on the date first written
          above.

                                        ECKERD CORPORATION, a
Delaware
                                        corporation,

                                           by
                                             /s/ Martin W. Gladysz

                                             Name:   Martin W.
Gladysz
                                             Title:  Vice President



                              [ACKNOWLEDGMENT FORM]

          THE STATE OF NEW YORK )

          COUNTY OF NEW YORK    )

                    This instrument has been acknowledged before me on
          this 3rd day of August, 1994, by Martin W. Gladysz, a vice president of Eckerd Corporation, a Delaware corporation, on behalf of such corporation.

          My Commission expires:           /s/ Deborah M. Voytovich

          May 1, 1995                      Notary Public in and for
                                           the State of New York

                                           Deborah M. Voytovich

                                           Printed Name of Notary


                                        APPENDIX A to Deed of Trust,

                                        Security Agreement and

                                        Assignment of Leases and
Rents

                            TEXAS OVERRIDE PROVISIONS

                    This Appendix A (this "Appendix A") has been attached to and shall be deemed incorporated into that certain Deed of Trust, Security Agreement and Assignment of Leases and Rents (the "Deed of Trust") dated as of June 14, 1993, as amended and restated as of August 3, 1994, by Eckerd Corporation, formerly known as Jack Eckerd Corporation, a Delaware corporation, (the "Grantor") to the trustee named therein (the "Trustee") for the benefit of Chemical Bank, as Collateral Agent for the Secured Parties (in such capacity the "Beneficiary"). As set forth in
          Section 4.01 of the Deed of Trust, in the event of any conflict between the terms and provisions contained in the body of the Deed of Trust and the terms and provisions set forth in this Appendix A, the terms and provisions set forth
          in this Appendix A shall govern and control. All references in this Appendix A to Articles and Section shall, unless otherwise provided, refer to Articles and Sections of this Appendix A and all references to "this Deed of Trust" or similar language shall refer to the Deed of Trust, as supplemented and, if applicable, overridden by this
Appendix
          A.

                                    ARTICLE I

                     Future Advances and Interest Limitation

                    SECTION 1.01. Future Advances. In addition to securing the full, prompt and complete payment when due of the Obligations, this Deed of Trust shall also secure any and all other, further or future loans, advances, readvances, reborrowings and borrowings made to or at the request of the Grantor from or by any one on all of the Beneficiary, the Lenders, the Swingline Lenders, the Fronting Banks, the Managing Agents, the Administrative Agent, the Documentation Agent and/or the Collateral Agent and all other debts, obligations and liabilities of every kind and character of the Grantor now or hereafter existing in favor of any one or all of the Beneficiary, the Lenders, the Swingline Lenders, the Fronting Banks, the Managing Agents, the Administrative Agent, the Documentation Agent and/or the Collateral Agent (including, without limitation, all indebtedness incurred or arising pursuant to the Credit Agreement and/or any Loan Document) whether such debts, obligations or liabilities be direct or indirect, primary
or
          secondary, joint or several, fixed or contingent, and whether originally payable to any of such parties or to a third party, and subsequently acquired by any of such parties, and whether such debts, obligations and liabilities
          are evidenced by note, open account, overdraft, endorsement, surety agreement or otherwise, it being presently contemplated by the Grantor and such other parties that the Grantor may and will hereafter become indebted to the Beneficiary, the Lenders, the Swingline Lenders, the Fronting Banks, the Managing Agents, the Administrative Agent, the Documentation Agent and the Collateral Agent in other, further and future sum or sums.

                    SECTION 1.02.  Limitation on Interest.  All
          agreements between the Grantor and the Beneficiary, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the indebtedness secured hereby, or otherwise, shall the amount paid or agreed to be paid to the Beneficiary for the use, forbearance or detention of the indebtedness secured hereby or for the performance or payment of any covenant or obligation contained herein or in
          any other instrument evidencing, securing or pertaining to the indebtedness secured hereby, exceed the maximum rate permitted by applicable law. If from any circumstances whatsoever fulfillment of any provision hereof or of any such other document, at the time performance of such provision shall be due, shall involve transcending the limit
          of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Beneficiary hereof shall ever receive anything of value deemed interest by applicable law which would exceed the maximum rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing under the Obligations or on account of any other principal indebtedness of the Grantor to the Beneficiary, in
          the inverse order of maturity, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Obligations and such other indebtedness, such excess shall be refunded by the Beneficiary to the Grantor. In determining if from any such
          specific circumstance the Beneficiary shall have received anything of value deemed interest by applicable law which would exceed the maximum rate, the Grantor and the Beneficiary shall, to the maximum extent permissible under applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest;
          (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread all sums paid
          or agreed to be paid throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof; provided, however, that if such
          indebtedness is paid and performed in full prior to the end of the full contemplated term thereof, and the Beneficiary shall have received anything of value deemed interest by applicable law which would exceed the maximum rate for the actual period of such indebtedness, the Beneficiary shall apply such amounts as hereinabove provided, and, in such event, the Beneficiary shall not be subject to any penalty for contracting for, charging or receiving interest in excess of the maximum rate. The terms and provisions of this Section 1.02 shall control and supersede every other provision of all agreements between the Grantor and the Beneficiary.

                                   ARTICLE II

                  Non-Judicial Foreclosure and Certain Waivers

                    SECTION 2.01.  Foreclosure and Sale.

                    (a) If an Event of Default shall occur, each of Trustee and his successor or substitute is authorized and empowered and it shall be his special duty at the request of the Beneficiary to sell or offer for sale the Trust Property in such portions, order and parcels as the Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction or upon such other terms and conditions as the Beneficiary, in its sole and absolute discretion, may hereafter elect. Such sale shall be made at the courthouse door of the county
               in which the Trust Property (or that portion thereof to
               be sold) is situated (whether the parts or parcels thereof, if any, located in different counties are contiguous or not, and without the necessity of having any personal property hereby mortgaged present at such sale) on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m. after advertising the
               time, place and terms of sale and that portion of the Trust Property to be sold by posting or causing to be posted written or printed notice thereof at least 21 days preceding the date of said sale at the courthouse door of the county in which the sale is to be made and at the courthouse door of any other county in which a portion of the Trust Property may be situated, which notice may be posted by the Trustee acting, or by any person acting for him, and filing a copy of such notice
               with the clerk of the county in which the sale is to be
               made, and the holder of the indebtedness has, at least 21 days preceding the date of sale, served written or printed notice of the proposed sale by certified mail on each debtor obligated to pay the indebtedness secured by this Deed of Trust according to the records of the Beneficiary by the deposit of such notice, enclosed in a postpaid wrapper, properly addressed to such debtor at debtor's most recent address as shown by
               the records of the holder of the indebtedness, in a post office or official depository under the care and custody of the United States Postal Service. In the event any of the foregoing are not sufficient to satisfy or are in excess of the requirements of the applicable laws of the State of Texas or of the United States whenever such is to be commenced or conducted, this Article shall be deemed to incorporate any additional laws of the State of Texas or of the United States, and to be amended by deletion of any requirements in excess thereof.

                    (b)  Notwithstanding anything herein to the
               contrary, the Beneficiary may, at its option, accomplish all or any of the aforesaid in such manner as may from time to time be permitted or required by the provisions of the Property Code of the State of Texas (the "Property Code") relating to the sale of real estate or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said article and chapter now exist or may be hereinafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. Nothing contained in this
               Section 2.01 shall be construed to limit in any way the
               Trustee's right to sell the Trust Property by private sale under the laws of the State of Texas or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale: (i) whether made under the power herein contained, the Property Code, the Texas Business and Commerce Code or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for the Trustee to have physically present, or to have constructive possession of, the Trust Property (the Grantor shall deliver to the Trustee any portion of the Trust Property not actually or constructively possessed by the Trustee immediately upon demand by the Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been
               actually present and delivered to purchaser at such sale; (ii) each instrument of conveyance executed by the Trustee shall contain a general warranty of title, binding upon the Grantor and its successors; (iii)
each
               and every recital contained in any instrument of conveyance made by the Trustee shall be conclusive evidence of the truth and accuracy of the matters recited therein, including, without limitation, non-payment of the indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor to the Trustee hereunder; (iv) any and all prerequisites to the validity thereof shall be presumed to have been performed; (v) the receipt of the Trustee or of such other party or officer making the sale shall be sufficient to discharge to the purchaser or purchasers for his or their purchase money, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; (vi) to the fullest extent permitted by law, the Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law
or
               in equity, in and to the property sold, and such sale shall be a perpetual bar, both at law and in equity, against the Grantor and against all other persons claiming or to claim the property sold or to any part thereof by, through or under the Grantor; and (vii) to the extent and under such circumstances as are permitted by law, the Beneficiary may be a purchaser at
               any such sale.

                    SECTION 2.02. Separate Sales. The Trustee may sell all or any portion of the Trust Property together or in
          lots or parcels and in such manner and order as the Trustee, in its sole discretion, may elect. The sale or sales by the
          Trustee of less than the whole of the Trust Property shall not exhaust the power of sale herein granted, and the Trustee is specifically empowered to make successive sale
or
          sales under such power until the whole of the Trust
Property
          shall be sold; and if the proceeds of such sale or sales of less than the whole of the Trust Property shall be less than
          the aggregate of the indebtedness and the expense of executing this trust, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full
          force and effect as to the unsold portion of the Trust Property just as though no sale or sales had been made; provided, however, that the Grantor shall never have any right to require the sale or sales of less than the whole of
          the Trust Property, but the Beneficiary shall have the right, at its sole election, to request the Trustee to sell less than the whole of the Trust Property. As among the various counties in which items of the Trust Property may be
          situated, sales in such counties may be conducted in any order that the Trustee may deem expedient; and any one or more of such sales may be conducted in the same month, or in
          successive or different months, as the Trustee may deem expedient. If default is made hereunder, the holder of the indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire indebtedness due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the indebtedness; and such sale, if so made, shall not in any manner affect the unmatured part of the indebtedness but as to such unmatured part, this Deed of
          Trust shall remain in full force and effect as though no sale had been made under the provision of this paragraph. Any number of sales may be made hereunder without exhausting
          the right of sale for any unmatured part of the indebtedness secured hereby.

                    SECTION 2.03.  Release of and Resort to
          Collateral. Any part of the Trust Property may be released by the Beneficiary without affecting, subordinating or releasing the lien, security interest and assignment hereof against the remainder. The lien, security interest and other rights granted hereby shall not affect or be affected by any other security taken for the same indebtedness or any
          part thereof. The taking of additional security, or the rearrangement, extension, modification, reinstatement or renewal of the indebtedness, or any part thereof, shall not release or impair the lien, security interest and other rights granted hereby or affect the liability of any endorser, guarantor or surety, or improve the right of any permitted junior lienholder; and this Deed of Trust, as well
          as any instrument given to secure any rearrangement, modification, renewal or extension of the indebtedness secured hereby, or any part thereof, shall be and remain a first and prior lien on all of the Trust Property not expressly released until the indebtedness is completely paid.

                    SECTION 2.04. Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, the Grantor hereby irrevocably and unconditionally waives and releases:

                    (a)  all benefits that might accrue to the
               Grantor, by any present or future laws exempting the Trust Property from attachment, levy or sale on execution or providing for any appraisement, valuation,
               stay of execution, exemption from civil process, redemption or extension of time for payment;

                    (b) all notices of acceleration, notices of intent
               to accelerate, notices of demand, notices of intent to demand, notices of any Event of Default and notices of the Beneficiary's or the Trustee's election to exercise
               or the actual exercise of any right, remedy or recourse
               provided for under the Loan Documents, except to the extent, if at all, expressly otherwise provided in the Credit Agreement;

                    (c) any right to appraisal or marshalling of
               assets or a sale in inverse order of alienation;

                    (d) the exemption of homestead;

                    (e) the administration of estates of decedents, or
               other matter whatever to defeat, reduce or affect the right of the Beneficiary under the terms of this Deed of Trust, to sell the Trust Property for the collection
               of the indebtedness secured hereby (without any prior or different resort for collection) or the right of the
               Beneficiary, under the terms of this Deed of Trust, to the payment of the indebtedness out of the proceeds of sale of the Trust Property in preference of every other
               person and claimant whatever (only reasonable expenses of such sale being first deducted); and

                    (f) any right or remedy which it may have or be
               able to assert by reason of the provisions of Chapter 34 of the Business and Commerce Code of the State of Texas, as currently in effect or hereafter amended, and any other, further or future laws, rules and/or judicial doctrines pertaining to the rights and remedies of sureties.

                                   ARTICLE III

                       The Trustee's Duties and Liability

                    SECTION 3.01. No Liability. The Trustee shall not be liable for any error of judgment or act done by the Trustee, or be otherwise responsible or accountable under any circumstances whatsoever, except if the result of the Trustee's gross negligence or willful misconduct. The Trustee shall not be personally liable in case of entry by him or anyone acting by virtue of the powers herein granted him upon the Trust Property for debts contracted or liability or damages or damages incurred in the management or operation of the Trust Property. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be
          taken by him hereunder or believed by him to be genuine. The Trustee shall be entitled to reimbursement for actual expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. The Grantor will, from time to time, reimburse the Trustee for and save and hold him harmless from and against any and all loss, cost, liability, damage and expense whatsoever incurred by him in the performance of his duties.

                    SECTION 3.02. Retention of Monies. All monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which
          they were received, but need not be segregated in any manner from any other monies (except to the extent required by law)
          and the Trustee shall be under no liability for interest on any monies received by him hereunder.

                    SECTION 3.03. Successor Trustees. The Trustee may resign by giving of notice of such resignation in writing to the Beneficiary. If the Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to exercise the same when requested by the Beneficiary or if for any or no reason
          and without cause the Beneficiary shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, the Beneficiary shall, without any formality or notice to the Grantor or any other person, have full power to appoint a substitute trustee and, if the Beneficiary so elects, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee.

                    SECTION 3.04. Succession Instruments. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as the Trustee herein; but, nevertheless, upon the written request of the Beneficiary or his successor trustee, the Trustee ceasing to
          act shall execute and deliver an instrument transferring to such successor trustee, upon the trust herein expressed, all
          the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and monies held by the Trustee to the successor trustee so appointed in its or his place.

                    SECTION 3.05.  Performance of Duties by Agents.

          The Trustee may authorize one or more parties to act on his behalf to perform the ministerial functions required of him hereunder, including, without limitation, the transmittal and posting of any notices.

                                   ARTICLE IV

                     Fixture Filing and Assignment of Rents

                    SECTION 4.01. Fixture Filing. Pursuant to the Texas Business and Commerce Code, this Deed of Trust shall be effective as a Financing Statement filed as a fixture filing from the date of its filing for record covering and including any and all fixtures of every kind and type affixed to all or any portion of the Premises or forming part of all or any portion of the Improvements. The name and address of the Grantor, as Debtor, and the Beneficiary (where information concerning the security interest granted hereby may be obtained), as Secured Party, are as set forth on page 1 of this Deed of Trust. The above described goods are or are to become fixtures related to the Premises and the Improvements of which the Grantor is the record title owner. This Deed of Trust shall also be effective as a financing statement covering minerals or the like
(including
          oil and gas) and accounts subject to Section 9.103(e) of the
          Texas Business and Commerce Code, as amended. A carbon, photographic or other reproduction of this Deed of Trust or any financing statement relating to this Deed of Trust shall
          be sufficient as a financing statement.

                    SECTION 4.02. Assignment of Rents. The Grantor acknowledges and agrees that the assignment set forth in
          Section 1.09(c) of the body of this Deed of Trust shall be upon the following additional terms:

                    (a) until receipt from the Beneficiary of written
               notice each tenant may pay any and all Rents and other sums set forth above directly to the Grantor, but after
               written notice, the Grantor covenants to hold any and all such sums in trust for the use and benefit of the Beneficiary;

                    (b) upon receipt from the Beneficiary of a written
               notice, each tenant is hereby authorized and directed, without the need for the prior consent, approval or joinder by the Grantor or any other person, to pay directly to the Beneficiary any and all of such Rents and other sums thereafter accruing;

                    (c) the Beneficiary shall not be liable for its
               failure to exercise diligence in the collection of any and all of such Rents and other sums;

                    (d) the assignment set forth herein shall
               terminate upon the release of this instrument, but no tenant shall be required to accept notice of any such termination until a copy of any such release, as executed by the Beneficiary, has been delivered to such
               tenant;

                    (e) in no event shall the rights set forth in this
               assignment effect or be construed so as to effect a pro
               tanto reduction of the indebtedness secured hereby except to the extent, if at all, that the Beneficiary actually receives, after the occurrence of a default and the Beneficiary's election to pursue its rights under this Section, Rents and other sums directly from any tenant of all or any portion of the Trust Property and applies same, in the Beneficiary's discretion, to such indebtedness; and

                    (f) the Beneficiary need not institute, prosecute
               or resort to any legal, equitable or other action, nor deliver any notice or demand, nor take any affirmative action whatsoever after the occurrence of a default in order to enforce and obtain the benefits of the provisions set forth herein.

          Notwithstanding anything to the contrary contained herein or otherwise, the Grantor and the Beneficiary intend, clearly and without ambiguity, that the assignment set forth herein shall be deemed and otherwise construed for all purposes to be an absolute, unconditional and presently effective assignment of the Rents and the provisions of clause (a)
and
          clause (b) above are intended solely for the benefit of each tenant and shall never inure to the benefit of the Grantor or any person claiming by, through or under the Grantor.

                                    ARTICLE V

                                  Miscellaneous

                    SECTION 5.01. Releases. Upon payment in full of the Obligations and all other indebtedness secured hereby, the Beneficiary shall, at the Grantor's expense, cause the lien created by this Deed of Trust to be released by an instrument in form and substance reasonably satisfactory to the Grantor and the Beneficiary.

                    SECTION 5.02. Subrogation. If any or all of the proceeds of the indebtedness secured hereby have been used to extinguish, extend or renew any indebtedness heretofore existing against all or any portion of the Trust Property
or
          to satisfy any indebtedness or obligation secured by a lien or encumbrance of any kind (including liens securing the payment of any taxes), such proceeds have been advanced by the Beneficiary at the Grantor's request and, to the extent of such funds so used, the indebtedness and obligations in this Deed of Trust shall be subrogated to and extend to all of the rights, claims, liens, titles and interests heretofore existing against the Trust Property (or such portion thereof) to secure the indebtedness or obligation so
          extinguished, paid, extended or renewed, and the former rights, claims, liens, titles and interests, if any, shall not be waived but rather shall be continued in full force and effect and in favor of the Beneficiary and shall be merged with the lien and security interest created herein as
          cumulative security for the repayment of the indebtedness and satisfaction of the Obligations.

                    SECTION 5.03.  No Partnership.  That
          notwithstanding anything to the contrary contained herein or otherwise (a) the relationship between the Grantor and the Beneficiary hereunder and otherwise shall be deemed, construed and treated by the Grantor and the Beneficiary for
          all purposes to be solely that of debtor/creditor; (b) the various consent, approval and other rights afforded to the Beneficiary under this Deed of Trust have been granted and designed solely to protect the value of the Trust Property and to assure the Grantor's payment of the indebtedness and all of such rights are customarily granted lenders in secured lending transactions; (c) the Grantor and the Beneficiary hereby expressly disclaim any sharing of liabilities, losses, costs or expenses with respect to the ownership or operation of all or any portion of the Trust Property, or otherwise; and (d) the terms contained herein are not intended by the Grantor and the Beneficiary and shall not for any purpose be deemed, construed or treated by
          the Grantor and the Beneficiary so as (i) to create a partnership or joint venture between the Beneficiary and the
          Grantor or between the Beneficiary and any other party, or
          (ii) to cause the Beneficiary to be or become liable in any way for the debts and obligations of the Grantor
(including,
          without limitation, any losses attributable to the Grantor's operation of the Trust Property) or any other party.

                    SECTION 5.04. Incorporation by Reference. The terms, covenants and provisions of the Credit Agreement and the other Loan Documents have been incorporated into this Deed of Trust by this reference. All references to the "Beneficiary" shall be deemed to include Chemical Bank and any successor, further or substitute entity appointed now
or
          at any time hereafter as the collateral agent hereunder. All references to the "Lenders", the "Swingline Lenders"
the
          "Fronting Banks", the "Managing Agents", the
"Administrative
          Agent" and the "Documentation Agent" shall include all persons and entities currently acting as such and their respective successors and assigns. All persons from time to
          time having an interest in all or any portion of the Trust Property are hereby placed on notice of all of the terms, covenants and provisions of the instruments incorporated herein and that copies of same may be obtained, subject to such confidentiality restrictions as may be reasonably acceptable to both the Beneficiary and the Grantor, by those
          having an appropriate interest in the Trust Property or any portion thereof upon written request to the Beneficiary at the address set forth on page 1 of this Deed of Trust. Any such request shall include the name and address of the requesting party and also contain a brief explanation of the
          nature and reason for such request.

                    SECTION 5.05.  Section 26.02 Notice.  IN
          ACCORDANCE WITH SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, THIS DEED OF TRUST AND THE OTHER DOCUMENTS EVIDENCING, SECURING OR PERTAINING TO ALL OR ANY PORTION OF THE OBLIGATIONS REPRESENT THE FINAL AGREEMENT BETWEEN THE GRANTOR AND THE BENEFICIARY AS TO THE SUBJECT MATTER
THEREOF
          AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.



                                                  Dallas County,
Texas

                                    EXHIBIT A

          All that certain plot, piece or parcel of land located in the City of Garland, County of Dallas, and State of Texas, bounded and described as follows:

                                   BEING A TRACT OF LAND IN THE CITY
          OF GARLAND, DALLAS COUNTY, TEXAS, BEING DESCRIBED AS THE EAST 370 FEET OF LOTS 7 AND 8, ALL OF LOT 9 OF SHEPERD INDUSTRIAL PARK NO. 3, AN ADDITION TO THE CITY OF GARLAND, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 823, PAGE 2073, MAP RECORDS OF DALLAS COUNTY, TEXAS, AND ALL OF LOT
32
          OF SHEPERD INDUSTRIAL PARK NO. 4, AN ADDITION TO THE CITY
OF
          GARLAND, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 71194, PAGE 009, MAP AND PLAT RECORDS, DALLAS COUNTY,
TEXAS,
          AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

          BEGINNING AT THE NORTHEAST CORNER OF LOT 7 OF SAID SHEPERD INDUSTRIAL PARK NO. 3;

          THENCE SOUTH 0 DEG. 14' 38" WEST WITH THE EAST LINE OF SAID LOTS 7, 8, 9 AND 32, 673.21 FEET TO AN IRON STAKE FOR
CORNER
          LOCATED IN THE NORTH RIGHT OF WAY OF ACTION STREET AND
BEING
          THE SOUTHEAST CORNER OF SAID LOT 32;
          THENCE SOUTH 70 DEG. 12' 24" WEST WITH THE NORTH RIGHT OF WAY OF ACTION STREET AND THE SOUTH LINE OF LOT 32, 517.04 FEET TO POINT OF CURVATURE OF CURVE FOR CORNER;

          THENCE NORTHEASTERLY WITH A CURVE TO THE RIGHT AND SOUTH
AND
          WEST LINES OF SAID LOT 32, 192.05 FEET TO POINT OF SAID CURVE IN THE EAST RIGHT OF WAY OF SHEPERD DRIVE, SAID CURVE HAVING A CENTRAL ANGLE OF 110 DEG. 02' 14" AND A RADIUS OF
          100.00 FEET;

          THENCE NORTH 0 DEG. 14' 38" EAST WITH THE EAST RIGHT OF WAY OF SHEPERD DRIVE AND THE WEST LINE OF LOT 32 AND LOT 9,
          523.78 FEET TO AN IRON STAKE FOR CORNER, SAID CORNER BEING THE NORTHWEST CORNER OF SAID LOT 9;

          THENCE EAST WITH THE NORTH LINE OF LOT 9 AND THE SOUTH LINE OF LOT 8, 250 FEET TO IRON STAKE FOR CORNER;

          THENCE NORTH 0 DEG. 14' 38" EAST PARALLEL TO SHEPERD DRIVE ACROSS LOTS 8 AND 7, 230 FEET TO AN IRON STAKE FOR CORNER SET IN THE NORTH LINE OF LOT 7, SAID POINT BEING THE SOUTHEAST CORNER OF LOT 6 OF SHEPERD INDUSTRIAL PARK NO. 2 AS FILED IN VOLUME 52, PAGE 113, MAP AND PLAT RECORDS, DALLAS COUNTY, TEXAS;

          THENCE EAST WITH THE NORTH LINE OF LOT 7 AND THE SOUTH LINE OF AMERICAN METER PROPERTY 370 FEET TO THE PLACE OF
          BEGINNING, AND CONTAINING 424,466.90 SQUARE FEET OF LAND.